Exhibit 99.1

Virtu Announces Third Quarter 2018 Results

NEW YORK, NY,  November 7, 2018  — Virtu Financial, Inc. (NASDAQ: VIRT), a leading technology-enabled market maker and liquidity provider to the global financial markets, today reported results for the third quarter ended September 30, 2018.

Third Quarter Selected Highlights

•                  Net income of $15.6 million, Normalized Adjusted Net Income* of $42.0 million

•                  Basic and diluted earnings per share of $0.08; Normalized Adjusted EPS* of $0.22

•                  Total revenues of $295.1 million; Trading income, net of $235.7 million; Adjusted Net Trading Income* of $177.9 million

•                  Adjusted EBITDA* of $88.3 million; Adjusted EBITDA Margin* of 49.6%

•                  Repurchased $61.9 million of Virtu shares to-date; authorized to repurchase up to $100 million per previously approved share buyback program

•                  Made $115 million of incremental payments on the term loan in the third quarter; $750 million total payments since the closing of the KCG acquisition in July 2017

•                  Quarterly cash dividend of $0.24 per share payable on December 14, 2018

* Non-GAAP financial measures. Please see “Non-GAAP Financial Measures and Other Items” for more information.

The Virtu Financial, Inc. (the “Company”) Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on December 14, 2018 to shareholders of record as of November 30, 2018.

“Our third quarter results reflected a market characterized by lower volume and muted volatility; however, we performed in-line with opportunities in Q3 and we have seen a substantial uptick in volumes and volatility in the first month of Q4.  In particular, since building and rolling-out a single technology platform around our Virtu Execution Services business in late summer, we have seen a sharp increase in this business whose results are less volatile than our market making business,” said Douglas Cifu, Chief Executive Officer of Virtu Financial.

Acquisition of Investment Technology Group, Inc.

On November 6, 2018, the Company and Investment Technology Group, Inc. (“ITG”) entered into a definitive agreement (the “ITG Merger Agreement”) whereby the Company will acquire ITG in a cash transaction valued at $30.30 per ITG share, or a total of approximately $1.0 billion (the “ITG Acquisition”). The ITG Acquisition is expected to close during the first half of 2019 after receipt of all required regulatory approvals and ITG shareholder approval. The Company intends to finance the ITG Acquisition solely with debt financing (collectively with the ITG Acquisition and related transactions, the “ITG Transactions”) and has entered into a debt commitment letter with Jefferies Finance LLC and Royal Bank of Canada for gross new borrowings of $1.5 billion, the proceeds of which will be used to pay the merger consideration and related fees and to refinance the Company’s existing first lien term loan.

Form of Presentation

The Company completed its acquisition of KCG Holdings, Inc. on July 20, 2017 and the reported financial results of the Company for the periods following the acquisition reflect KCG’s and the Company’s balances, and reflect the impact of purchase accounting adjustments.

Third Quarter Financial Results

Total revenues increased 8.8% to $295.1 million for this quarter, compared to $271.3 million for the same period in 2017. Trading income, net, increased 15.6% to $235.7 million for this quarter, compared to $203.9 million for the same period in 2017. Net income increased to $15.6 million for this quarter, compared to a net loss of $40.0 million for the same period in 2017.

Basic and diluted earnings per share for this quarter were both $0.08, respectively, compared to loss per share of $0.17 each for the same period in 2017.

Adjusted Net Trading Income increased 11.3% to $177.9 million for this quarter, compared to $159.8 million for the same period in 2017. Adjusted EBITDA increased 49.9% to $88.3 million for this quarter, compared to $58.9 million for the same period in 2017. Normalized Adjusted Net Income increased 200.2% to $42.0 million for this quarter, compared to $14.0 million for the same period in 2017.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxation, Normalized Adjusted EPS was $0.22 for this quarter and $0.08 for the same period in 2017.

Operating Segment Information

Prior to the acquisition of KCG, the Company was managed and operated as one business, and, accordingly, operated under one reportable segment.  As a result of the acquisition of KCG, beginning in the third quarter of 2017 the Company has three operating segments: (i) Market Making; (ii) Execution Services; and (iii) Corporate.

Market Making principally consists of market making in the cash, futures and options markets across global equities, options, fixed income, currencies and commodities. As a market maker, the Company commits capital on a principal basis by offering to buy securities from, or sell securities to, broker dealers, banks and institutions.

Execution Services comprises agency-based trading and trading venues, offering execution services in global equities, options, futures and fixed income on behalf of institutions, banks and broker dealers.

Corporate contains the Company’s investments, principally in strategic trading-related opportunities, and maintains corporate overhead expenses.

The following tables show the trading income, net, total revenues and Adjusted Net Trading Income by operating segment for the three and nine months ended September 30, 2018 and 2017.

Total revenues by operating segment

(in thousands, unaudited)

	Three Months Ended September 30, 2018
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$235,564	$135	$—	$235,699
Commissions, net and technology services	6,587	33,665	—	40,252
Interest and dividends income	21,320	110	21	21,451
Other, net	899	296	(3,474)	(2,279)
Total Revenues	$264,370	$34,206	$(3,453)	$295,123

	Three Months Ended September 30, 2017
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$206,542	$(3,342)	$707	$203,907
Commissions, net and technology services	1,563	41,788	—	43,351
Interest and dividends income	20,056	104	270	20,430
Other, net	421	527	2,650	3,598
Total Revenues	$228,582	$39,077	$3,627	$271,286

	Nine Months Ended September 30, 2018
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$899,902	$552	$—	$900,454
Commissions, net and technology services	21,886	118,775	—	140,661
Interest and dividends income	60,681	600	56	61,337
Other, net	2,132	338,832	(5,113)	335,851
Total Revenues	$984,601	$458,759	$(5,057)	$1,438,303

	Nine Months Ended September 30, 2017
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$482,279	$(3,342)	$707	$479,644
Commissions, net and technology services	1,563	47,674	—	49,237
Interest and dividends income	30,559	104	270	30,933
Other, net	421	527	2,699	3,647
Total Revenues	$514,822	$44,963	$3,676	$563,461

Reconciliation of trading income, net to Adjusted Net Trading Income by operating segment

(in thousands, unaudited)

	Three Months Ended September 30, 2018
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$235,564	$135	$—	$235,699
Commissions, net and technology services	6,587	33,665	—	40,252
Interest and dividends income	21,320	110	21	21,451
Brokerage, exchange and clearance fees, net	(54,305)	(14,333)	—	(68,638)
Payments for order flow	(18,261)	(22)	—	(18,283)
Interest and dividends expense	(32,048)	(518)	—	(32,566)
Adjusted Net Trading Income	$158,857	$19,037	$21	$177,915

	Three Months Ended September 30, 2017
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$206,543	$(3,341)	$705	$203,907
Commissions, net and technology services	1,563	41,788	—	43,351
Interest and dividends income	20,056	103	271	20,430
Brokerage, exchange and clearance fees, net	(52,321)	(12,263)	—	(64,584)
Payments for order flow	(12,452)	381	—	(12,071)
Interest and dividends expense	(31,360)	1,561	(1,443)	(31,242)
Adjusted Net Trading Income	$132,029	$28,229	$(467)	$159,791

	Nine Months Ended September 30, 2018
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$899,902	$552	$—	$900,454
Commissions, net and technology services	21,886	118,775	—	140,661
Interest and dividends income	60,681	600	56	61,337
Brokerage, exchange and clearance fees, net	(183,171)	(46,608)	—	(229,779)
Payments for order flow	(50,284)	(97)	—	(50,381)
Interest and dividends expense	(100,002)	(1,197)	—	(101,199)
Adjusted Net Trading Income	$649,012	$72,025	$56	$721,093

	Nine Months Ended September 30, 2017
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$482,281	$(3,342)	$705	$479,644
Commissions, net and technology services	1,563	47,674	—	49,237
Interest and dividends income	30,558	104	271	30,933
Brokerage, exchange and clearance fees, net	(157,991)	(12,262)	—	(170,253)
Payments for order flow	(12,452)	381	—	(12,071)
Interest and dividends expense	(58,575)	1,562	(1,443)	(58,456)
Adjusted Net Trading Income	$285,384	$34,117	$(467)	$319,034

Reconciliation of trading income, net to Adjusted Net Trading Income by category — Market Making segment

(in thousands, unaudited)

	Three Months Ended September 30, 2018
	Americas	ROW	Global FICC,		Total
	Equities	Equities	Options and Other	Unallocated	Market Making

Trading income, net	$146,428	$34,372	$58,134	$(3,370)	$235,564
Commissions, net and technology services	6,469	—	118	—	6,587
Brokerage, exchange and clearance fees, net	(23,227)	(15,916)	(14,905)	(257)	(54,305)
Payments for order flow	(18,261)	—	—	—	(18,261)
Interest and dividends, net	(5,932)	(1,898)	(2,517)	(381)	(10,728)
Adjusted Net Trading Income	$105,477	$16,558	$40,830	$(4,008)	$158,857

	Three Months Ended September 30, 2017
	Americas	ROW	Global FICC,		Total
	Equities	Equities	Options and Other	Unallocated	Market Making

Trading income, net	$122,161	$35,271	$48,055	$1,056	$206,543
Commissions, net and technology services	63	342	(84)	1,242	1,563
Brokerage, exchange and clearance fees, net	(22,528)	(15,487)	(13,552)	(754)	(52,321)
Payments for order flow	(12,014)	—	—	(438)	(12,452)
Interest and dividends, net	(5,095)	(3,131)	(2,213)	(865)	(11,304)
Adjusted Net Trading Income	$82,587	$16,995	$32,206	$241	$132,029

	Nine Months Ended September 30, 2018
	Americas	ROW	Global FICC,		Total
	Equities	Equities	Options and Other	Unallocated	Market Making

Trading income, net	$586,224	$117,862	$195,959	$(143)	$899,902
Commissions, net and technology services	21,700	—	186	—	21,886
Brokerage, exchange and clearance fees, net	(92,986)	(43,878)	(43,755)	(2,552)	(183,171)
Payments for order flow	(50,284)	—	—	—	(50,284)
Interest and dividends, net	(21,117)	(7,030)	(9,014)	(2,160)	(39,321)
Adjusted Net Trading Income	$443,537	$66,954	$143,376	$(4,855)	$649,012

	Nine Months Ended September 30, 2017
	Americas	ROW	Global FICC,		Total
	Equities	Equities	Options and Other	Unallocated	Market Making

Trading income, net	$217,403	$118,251	$147,541	$(914)	$482,281
Commissions, net and technology services	63	342	(84)	1,242	1,563
Brokerage, exchange and clearance fees, net	(61,569)	(50,882)	(43,934)	(1,606)	(157,991)
Payments for order flow	(12,014)	—	—	(438)	(12,452)
Interest and dividends, net	(9,295)	(10,268)	(6,376)	(2,078)	(28,017)
Adjusted Net Trading Income	$134,588	$57,443	$97,147	$(3,794)	$285,384

The following tables show our Adjusted Net Trading Income and average daily Adjusted Net Trading Income by category for the three and nine months ended September 30, 2018 and 2017:

(In thousands except percentages, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
Adjusted Net Trading Income by Category:	2018	2017	% Change	2018	2017	% Change

Market Making:
Americas Equities	$105,477	$82,587	27.7%	$443,537	$134,588	229.6%
ROW Equities	16,558	16,995	-2.6%	66,954	57,443	16.6%
Global FICC, Options and Other	40,830	32,206	26.8%	143,376	97,147	47.6%
Unallocated(1)	(4,008)	241	NM	(4,855)	(3,794)	NM

Total Market Making	$158,857	$132,029	20.3%	$649,012	$285,384	127.4%

Execution Services	19,037	28,229	-32.6%	72,025	34,117	111.1%

Corporate	21	(467)	NM	56	(467)	NM

Adjusted Net Trading Income	$177,915	$159,791	11.3%	$721,093	$319,034	126.0%

Average Daily	Three Months Ended September 30,			Nine Months Ended September 30,
Adjusted Net Trading Income by Category:	2018	2017	% Change	2018	2017	% Change

Market Making:
Americas Equities	$1,674	$1,311	27.7%	$2,359	$716	229.6%
ROW Equities	263	270	-2.6%	356	306	16.6%
Global FICC, Options and Other	648	511	26.8%	763	517	47.6%
Unallocated(1)	(64)	4	NM	(26)	(21)	NM

Total Market Making	$2,521	$2,096	20.3%	$3,452	$1,518	127.5%

Execution Services	303	448	-32.5%	383	181	111.1%

Corporate	0	(8)	NM	0	(2)	NM

Adjusted Net Trading Income	$2,824	$2,536	11.3%	$3,836	$1,697	126.0%

(1)    Under our methodology for recording ‘‘trading income, net’’ in our condensed consolidated statements of comprehensive income, we recognize revenues based on the exit price of assets in accordance with applicable U.S. GAAP rules, and when we calculate Adjusted Net Trading Income for corresponding reporting periods, we start with trading income, net. By contrast, when we calculate Adjusted Net Trading Income by category, we recognize revenues on a daily basis, and as a result prices used in recognizing revenues may differ. Because we provide liquidity on a global basis, across asset classes and time zones, the timing of any particular Adjusted Net Trading Income calculation can defer or accelerate the amount in a particular asset class from one day to another, and, at the end of a reporting period, from one reporting period to another. The purpose of the Unallocated category is to ensure that Adjusted Net Trading Income by category sums to total Adjusted Net Trading Income, which can be reconciled to Trading Income, Net, calculated in accordance with GAAP. We do not allocate any resulting differences based on the timing of revenue recognition.

Financial Condition

As of September 30, 2018, Virtu had $415.9 million in cash and cash equivalents, and total long-term debt outstanding in an aggregate principal amount of $930.8 million.

Share Repurchase Program

The Virtu Financial, Inc. Board of Directors approved the share repurchase program for $100 million Class A common stock and common units of Virtu Financial LLC in February 2018.  Since the inception of the program, the Company has repurchased approximately 2.37 million shares and units for approximately $61.9 million.  The Company now has approximately $38.1 million remaining capacity for future purchases of common stock and common units under the plan.

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), we use the following non-GAAP measures of financial performance:

•                  “Adjusted Net Trading Income”, which is the amount of revenue we generate from our market making activities, or trading income, net, plus commissions, net and technology services, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange and clearance fees, net and payments for order flow. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our market making activities.

•                  “EBITDA”, which measures our operating performance by adjusting Net Income to exclude financing interest expense on our long-term borrowings, debt issue cost related to debt refinancing, depreciation and amortization, amortization of purchased intangibles and acquired capitalized software, and income tax expense, and “Adjusted EBITDA”, which measures our operating performance by further adjusting EBITDA to exclude severance, reserve for legal matter, transaction advisory fees and expenses, termination of office leases, acquisition related retention bonus, trading related settlement income, gain on sale of business, connectivity early termination, other, net, write-down of assets, share based compensation, charges related to share based compensation at IPO, 2015 Management Incentive Plan, and charges related to share based compensation at IPO, and “Adjusted EBITDA Margin”, which compares Adjusted EBITDA to Adjusted Net Trading Income.

•                  “Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items and other non-cash items, assuming that all vested and unvested Virtu Financial LLC units have been exchanged for Class A Common Stock, and applying a corporate tax rate, which was between 35.5% and 37% for periods prior to January 1, 2018 and decreasing to approximately 23% beginning January 1, 2018 as a result of the Tax Act.

•                  “Adjusted Operating Expenses”, which we calculate by adjusting total operating expenses to exclude severance, share based compensation, reserve for legal matters, connectivity early termination and write-down of assets.

Total Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. Additional information provided regarding the breakdown of Total Adjusted Net Trading Income by category is also a non-GAAP financial measure but is not used by the Company in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains covenants and other tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses differently, and as a result our measures of Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•                  they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;

•                  our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•                  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;

•                  they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•                  they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and

•                  they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income, cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share and per share data)	2018	2017	2018	2017

Revenues:
Trading income, net	$235,699	$203,907	$900,454	$479,644
Commissions, net and technology services	40,252	43,351	140,661	49,237
Interest and dividends income	21,451	20,430	61,337	30,933
Other, net	(2,279)	3,598	335,851	3,647
Total revenues	295,123	271,286	1,438,303	563,461

Operating Expenses:
Brokerage, exchange and clearance fees, net	68,638	64,584	229,779	170,253
Communication and data processing	39,516	45,998	137,793	83,190
Employee compensation and payroll taxes	44,827	72,341	150,723	111,053
Payments for order flow	18,283	12,071	50,381	12,071
Interest and dividends expense	32,566	31,242	101,199	58,456
Operations and administrative	17,254	24,183	53,671	35,931
Depreciation and amortization	16,012	15,602	47,558	29,157
Amortization of purchased intangibles and acquired capitalized software	6,367	6,440	20,042	6,546
Termination of office leases	1,440	—	23,300	—
Debt issue cost related to debt refinancing	3,347	4,869	11,727	9,351
Transaction advisory fees and expenses	(261)	15,677	8,985	24,188
Charges related to share based compensation at IPO	—	181	24	545
Financing interest expense on long-term borrowings	17,709	24,593	55,536	40,141
Total operating expenses	265,698	317,781	890,718	580,882

Income before income taxes and noncontrolling interest	29,425	(46,495)	547,585	(17,421)
Provision for income taxes	13,815	(6,505)	75,330	(2,918)

Net income	$15,610	$(39,990)	$472,255	$(14,503)

Noncontrolling interest	(6,998)	26,472	(263,682)	6,466

Net income available for common stockholders	$8,612	$(13,518)	$208,573	$(8,037)

Earnings per share:
Basic	$0.08	$(0.17)	$2.07	$(0.17)
Diluted	$0.08	$(0.17)	$2.04	$(0.17)

Weighted average common shares outstanding
Basic	106,692,034	79,199,142	99,038,084	53,520,346
Diluted	107,128,206	79,199,142	100,468,860	53,520,346

Comprehensive income:
Net income	$15,610	$(39,990)	$472,255	$(14,503)
Other comprehensive income (loss)
Foreign exchange translation adjustment, net of taxes	(666)	2,558	(3,713)	8,300

Comprehensive income	$14,944	$(37,432)	$468,542	$(6,203)
Less: Comprehensive income attributable to noncontrolling interest	(6,708)	25,122	(262,239)	1,014

Comprehensive income available for common stockholders	$8,236	$(12,310)	$206,303	$(5,189)

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2018	2017	2018	2017

Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$235,699	$203,907	$900,454	$479,644
Commissions, net and technology services	40,252	43,351	140,661	49,237
Interest and dividends income	21,451	20,430	61,337	30,933
Brokerage, exchange and clearance fees, net	(68,638)	(64,584)	(229,779)	(170,253)
Payments for order flow	(18,283)	(12,071)	(50,381)	(12,071)
Interest and dividends expense	(32,566)	(31,242)	(101,199)	(58,456)

Adjusted Net Trading Income	$177,915	$159,791	$721,093	$319,034

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income	$15,610	$(39,990)	$472,255	$(14,503)
Financing interest expense on long-term borrowings	17,709	24,593	55,536	40,141
Debt issue cost related to debt refinancing	3,347	4,869	11,727	9,351
Depreciation and amortization	16,012	15,602	47,558	29,157
Amortization of purchased intangibles and acquired capitalized software	6,367	6,440	20,042	6,546
Provision for income taxes	13,815	(6,505)	75,330	(2,918)

EBITDA	$72,860	$5,009	$682,448	$67,774

Severance	1,291	9,295	7,625	10,172
Reserve for legal matter	1,620		2,020	(2,176)
Transaction advisory fees and expenses	(261)	15,677	8,985	24,188
Termination of office leases	1,440	1,811	23,300	1,811
Acquisition related retention bonus	—	23,050	—	23,050
Connectivity early termination	—	—	7,062	—
Loss (gain) on sale of businesses	2,339	—	(335,210)	—
Other, net	(60)	(300)	(641)	(289)
Write-down of assets	542	544	3,239	544
Share based compensation	7,091	2,270	20,213	17,102
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,425	1,336	4,356	4,134
Charges related to share based compensation awards at IPO	—	181	24	545

Adjusted EBITDA	$88,287	$58,873	$423,421	$146,855

Selected Operating Margins
Net Income Margin(1)	8.8%	-25.0%	65.5%	-4.5%
EBITDA Margin(2)	41.0%	3.1%	94.6%	21.2%
Adjusted EBITDA Margin(3)	49.6%	36.8%	58.7%	46.0%

(1) Calculated by dividing net income by Adjusted Net Trading Income.

(2) Calculated by dividing EBITDA by Adjusted Net Trading Income.

(3) Calculated by dividing Adjusted EBITDA by Adjusted Net Trading Income.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2018	2017	2018	2017

Reconciliation of Net Income to Normalized Adjusted Net Income
Net income	$15,610	$(39,990)	$472,255	$(14,503)
Provision for income taxes	13,815	(6,505)	75,330	(2,918)
Income before income taxes	$29,425	$(46,495)	$547,585	$(17,421)
Amortization of purchased intangibles and acquired capitalized software	6,367	6,440	20,042	6,546
Financing interest expense related to KCG transaction	—	3,010	—	4,626
Debt issue cost related to debt refinancing	3,347	4,869	11,727	9,351
Severance	1,291	9,295	7,625	10,172
Reserve for legal matter	1,620	—	2,020	(2,176)
Transaction advisory fees and expenses	(261)	15,677	8,985	24,188
Termination of office leases	1,440	1,811	23,300	1,811
Connectivity early termination	—	—	7,062	—
Write-down of assets	542	1,075	3,239	2,177
Acquisition related retention bonus	—	23,050	—	23,050
Loss (gain) on sale of businesses	2,339	—	(335,210)
Other, net	(60)	(300)	(641)	(289)
Share based compensation	7,091	2,270	20,213	17,102
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,425	1,336	4,356	4,134
Charges related to share based compensation awards at IPO	—	181	24	545
Normalized Adjusted Net Income before income taxes	$54,566	$22,219	$320,327	$83,816
Normalized provision for income taxes(1)	12,550	8,221	73,675	31,012
Normalized Adjusted Net Income	$42,016	$13,998	$246,652	$52,804

Weighted Average Adjusted shares outstanding(2)	191,989,323	178,490,856	190,886,342	152,812,060

Normalized Adjusted EPS	$0.22	$0.08	$1.29	$0.35

(1) Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 23% for 2018 and 35.5% for 2017

(2) Assumes that (1) holders of all vested and unvested Virtu Financial LLC Units (together with corresponding shares of Class C common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class A common stock on a one-for-one basis,  (2) holders of all Virtu Financial LLC Units (together with corresponding shares of Class D common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class B common stock on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B common stock into shares of Class A common stock on a one-for-one basis.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Financial Condition (Unaudited)

	September 30	December 31,
	2018	2017
	(in thousands, except share data)
Assets
Cash and cash equivalents	$415,933	$532,887
Securities borrowed	1,305,789	1,471,172
Securities purchased under agreements to resell	10,014	—
Receivables from broker-dealers and clearing organizations	1,115,764	972,018
Trading assets, at fair value	2,926,753	2,712,622
Property, equipment and capitalized software, net	117,501	137,018
Goodwill	836,583	844,883
Intangibles (net of accumulated amortization)	90,069	111,224
Deferred taxes	178,087	125,760
Assets of business held for sale	—	55,070
Other assets	242,037	357,352
Total assets	$7,238,530	$7,320,006

Liabilities and equity
Liabilities
Short-term borrowings, net	$14,567	$27,883
Securities loaned	800,145	754,687
Securities sold under agreements to repurchase	301,238	390,642
Payables to broker-dealers and clearing organizations	952,343	716,205
Trading liabilities, at fair value	2,398,094	2,384,598
Tax receivable agreement obligations	199,264	147,040
Accounts payable and accrued expenses and other liabilities	284,241	358,825
Long-term borrowings, net	904,027	1,388,548
Total liabilities	$5,853,919	$6,168,428

Total equity	1,384,611	1,151,578

Total liabilities and equity	$7,238,530	$7,320,006

	As of September 30, 2018
Ownership of Virtu Financial LLC Interests:	Interests	%

Virtu Financial, Inc. - Class A Common Stock and Restricted Stock Units	108,235,977	56.6%
Non-controlling Interests (Virtu Financial LLC)	83,092,871	43.4%
Total Virtu Financial LLC Interests	191,328,848	100.0%

About Virtu Financial, Inc.

Virtu is a leading financial firm that leverages cutting edge technology to deliver liquidity to the global markets and innovative, transparent trading solutions to our clients. As a market maker, Virtu provides deep liquidity that helps to create more efficient markets around the world. Our market structure expertise, broad diversification, and execution technology enables us to provide competitive bids and offers in over 25,000 securities, at over 235 venues, in 36 countries worldwide.

Cautionary Note Regarding Forward-Looking Statements

The foregoing information and certain oral statements made from time to time by representatives of the Company contain certain forward-looking statements that reflect the company’s current views with respect to certain current and future events and financial performance, including with respect to integration of KCG and synergy realization and with respect to the acquisition of ITG and related integration and synergy realization. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

CONTACT

Media and Investor Relations

Andrew Smith

Virtu Financial, Inc.

(212) 418-0195

investor_relations@virtu.com

media@virtu.com